Exhibit 31.3

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kay Krill, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of ANN INC.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 14, 2011	/s/ Kay Krill
Kay Krill
President and Chief Executive Officer